Summary Prospectus    January 28, 2022

As amended February 22, 2022

State Farm Growth Fund

Ticker	STFGX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated January 28, 2022, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, you may go to https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-prospectus, send an e-mail request to statefarmfunds@ntrs.com, write to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, call 800-447-0740 (toll free), 866-342-2418 (toll free) or 312-557-7940, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

State Farm Growth Fund (the “Fund” or the “Growth Fund”) seeks long-term growth of capital, which may be supplemented by income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of amount redeemed)	None
Redemption fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%
Distribution (Rule 12b-1) Fees	None
Other expenses[1]	0.06%
Total annual fund operating expenses	0.16%
Fee Waivers and Reimbursements [2]	(0.04%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.12%

[1]	Expenses are based on estimated amounts for the current fiscal year.
[2]

State Farm Investment Management Corp. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.12% until January 28, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 year	3 years	5 years	10 years
$12	$39	$77	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio. The Fund’s portfolio turnover rate may vary from year to year as well as within a year.

The Fund is the successor to the State Farm Growth Fund, a series of the State Farm Associates’ Funds Trust (the “Growth Predecessor Fund”), and has adopted its portfolio turnover over rate. More information about the Growth Predecessor Fund can be found in Performance Information.

Principal Investment Strategy

The Fund invests under normal circumstances at least 80% of its assets in equity securities. Equity securities include common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the “Adviser”), investment adviser to the Fund, has selected Northern Trust Investments, Inc. (“NTI” or “Sub-Adviser”) as sub-adviser to the Fund. NTI chooses equity securities for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund’s investments include but are not limited to large capitalization (unadjusted market cap of $13.1 billion or greater) and mid-capitalization (unadjusted market cap of $3.6 billion to

Summary Prospectus	January 28, 2022 As amended February 22, 2022	State Farm Growth Fund

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$13.1 billion) equity securities, as defined S&P Dow Jones Indices at the time of investment. The S&P Dow Jones Indices market capitalizations noted above are as of December 31, 2021.

While the Fund seeks to maintain sector weights consistent within 3% to 5% of each sector’s weight in the S&P 500 Index, the Fund’s benchmark index, in making investment decisions on specific securities, the Sub-Adviser uses statistical modeling and research to look for companies with one or more of the following characteristics:

•	Strong profitability within their sector (quality).

•	Strong cash flows within their sector (quality).

•	Strong management efficiency (quality).

•	The ability to lower the volatility of the Fund (lower volatility).

In assessing strong management efficiency (quality), NTI uses a proprietary quantitative ranking that is designed to provide exposure to quality characteristics. Beginning with a broad universe of liquid securities, NTI applies the proprietary quality score, which focuses on companies that are judicious users of capital and that do not exhibit excessive capital deployment. NTI then optimizes the remaining universe of securities for the appropriate quality and diversification goals. NTI also performs a risk management analysis in which risk exposures are measured and managed at the security, sector and portfolio levels.

In general, the Sub-Adviser employs a long-term ownership strategy, which emphasizes buying and holding securities as long-term investments. However, the Sub-Adviser may sell securities the Fund holds at any time and for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities (higher quality, higher yield and/or lower volatility). The Fund may use derivatives such as stock index futures to equitize cash and enhance portfolio liquidity. Accordingly, under normal market conditions, the Fund will limit its exposure to stock index futures to 5% of the value of the portfolio.

Principal Investment Risks

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Management Risk.  The assessment by the Fund’s Sub-Adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market. This may be as a result of the factors used by the Sub-Adviser in building a multifactor quantitative model. Whenever a model is used, there is also a risk that the model will not work as planned. In addition, there may be periods when quality investing is out of favor and during which time the Fund’s performance may suffer.

Market Risk.  The risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Long-term Ownership Strategy Risk.    The Fund’s investment approach generally emphasizes buying and holding securities over long periods. As such, the Fund could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Fund to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover.

Tax Risk.  The Fund’s long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Fund has accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. As a result, unless you are purchasing shares of the Fund through a tax-advantaged account (such as an IRA), buying shares at a time when the Fund has unrealized gains might eventually cost you money in taxes.

Large Cap Risk.  The risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk.  The risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Generally, the smaller the company size, the greater the risk.

Stock Index Futures Risk.  The risk arising from the Fund’s use of futures and includes: the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts; the possible inability of the Fund to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment sub-adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Performance Information

The Fund commenced operations upon the reorganization of the Growth Predecessor Fund, a mutual fund with substantially similar investment objectives, policies, and restrictions, into the Fund on August 23, 2021. With the reorganization, the Fund assumed the financial and performance history of the Growth Predecessor Fund. The following bar chart and table provide an indication of certain risks of investing in the Fund (and the Growth Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s average annual total returns for the periods listed to a broad-based market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential

Summary Prospectus	January 28, 2022 As amended February 22, 2022	State Farm Growth Fund

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rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 800-447-0740 (toll free), 866-342-2418 (toll free), or 312-557-7940.

The Fund’s (and the Growth Predecessor Fund for periods prior to the reorganization) best and worst quarters during the last 10 years were as follows:

Best Quarter:	2Q 2020	16.79%
Worst Quarter	1Q 2020	(19.15%	)

The Fund’s fiscal year end is September 30. The Fund’s most recently quarterly return (since the end of the last fiscal year) through December 31, 2021 was 12.38%.

Average Annual Total Returns for the Periods Ended December 31, 2021

The following table shows certain Average Annual Total Returns on an investment in the Fund (and the Growth Predecessor Fund for periods prior to the reorganization) compared to changes in the Standard & Poor’s 500® Stock Index for the 1-, 5- and 10-year periods ended December 31, 2021. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

	1 Year	5 Year	10 Year
Return Before Taxes	25.64%	15.47%	13.52%
Return After Taxes on Distributions	21.49%	13.94%	12.18%
Return After Taxes on Distributions and Sale of Fund Shares	17.97%	12.22%	10.97%
S&P 500® Index (reflects no deduction for expenses or taxes)	28.71%	18.47%	16.55%

Portfolio Management

Investment Adviser

The Fund’s investment adviser is State Farm Investment Management Corp. (the “Adviser”).

Northern Trust Investments, Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

Mary Lukic, CFP

Senior Vice President, Northern Trust Investments, Inc.

Length of Service: Since March 2021

Mark Sodergren, CFA

Senior Vice President, Northern Trust Investments, Inc.

Length of Service: Since March 2021

Christine Tinker, CFA

Vice President, Northern Trust Investments, Inc.

Length of Service: Since March 2021

Buying and Selling Fund Shares

Minimum Initial Investments:

To open an account by check	$250 (per fund)
To open an account by wire	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by wire	$50 (per fund)

To Buy or Sell Shares:

State Farm Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Overnight Address:

State Farm Funds

c/o The Northern Trust Company

333 S. Wabash Avenue

Attn: Funds Center, Floor 38

Chicago, IL 60604

Telephone: 800-447-0740 (toll free), 866-342-2418 (toll free) or 312-557-7940

You can buy or sell shares of the Fund on any business day that the Fund is open for trading. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Summary Prospectus	January 28, 2022 As amended February 22, 2022	State Farm Growth Fund

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